UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2020

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39143	84-2769895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 N. Williamson Blvd., Suite 140

Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 274-2202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PINE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

At the Market Offering

On December 14, 2020, Alpine Income Property Trust, Inc. (the “Company”), its operating partnership, Alpine Income Property OP, LP, and its external manager, Alpine Income Property Manager, LLC, entered into separate equity distribution agreements (the “Equity Distribution Agreements”) with each of Raymond James & Associates, Inc., BMO Capital Markets Corp., BTIG, LLC, Janney Montgomery Scott LLC, Robert W. Baird & Co. Incorporated and Truist Securities, Inc. (each, a “sales agent”), pursuant to which the Company may issue and sell from time to time shares of the Company’s common stock, par value $0.01 per share, having an aggregate gross sales price of up to $100,000,000.

Sales of shares of common stock, if any, may be made in transactions that are deemed to be “at the market” offerings, as defined in Rule 415 under the Securities Act of 1933, as amended, including, without limitation, sales made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices based on prevailing market prices.

Each sales agent will be entitled to compensation that will not exceed, but may be lower than, 2.0% of the gross sales price per share for any shares of common stock sold through it from time to time under the applicable Equity Distribution Agreement.

The shares of common stock will be offered and sold pursuant to a prospectus supplement, dated December 14, 2020, and a base prospectus, dated December 11, 2020, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-251057). This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares of common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The form of Equity Distribution Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary of the Equity Distribution Agreements set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

1.1	Form of Equity Distribution Agreement

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE INCOME PROPERTY TRUST, INC.

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: December 14, 2020